Exhibit 1.1
Taleo Corporation
Class A Common Stock
($0.00001 par value)
Form of Underwriting Agreement
June           , 2007
Deutsche Bank Securities Inc.
CIBC World Markets Corp.
ThinkEquity Partners LLC
As Representatives of the several Underwriters,
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
     Certain stockholders of Taleo Corporation, a corporation organized under the laws of Delaware (the “Company”), propose to sell to the several underwriters named in Schedule I hereto (the "Underwriters”), for whom you (the “Representatives”) are acting as representatives, 3,662,668 shares of Class A Common Stock, $0.00001 par value (“Common Stock”) held by such stockholders as named in Schedule II hereto (the “Selling Stockholders”) (the shares to be sold by the Selling Stockholders collectively being hereinafter called the “Underwritten Securities”). The Selling Stockholders also propose to grant to the Underwriters an option to purchase up to 549,400 additional shares of Common Stock to cover over-allotments (the “Option Securities”; the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule II, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate.
     1. Representations and Warranties.
     (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

     (a) A registration statement on Form S-1 (File No. 333-142877) with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered (including by filing on EDGAR) by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the “Registration Statement,” which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. “Prospectus” means the form of prospectus first filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Securities by the Underwriters.
     (b) As of the Applicable Time (as defined below) and as of the Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:
“Applicable Time” means [                    ] p.m. (New York time) on the date of this Agreement or such other time as agreed to by the Company and the Representatives.
“Statutory Prospectus” as of any time means the Preliminary Prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.
“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule III to this Agreement.
“Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.
“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
(c) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Prospectus, at the time filed with the Commission conformed or will conform, in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and will not contain at the Applicable Time, the Closing Date or the Option Closing Date, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain at the Applicable Time, the Closing Date or the Option Closing Date, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.
     (d) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in each of the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition, prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “material adverse effect”).
     (e) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in each of the Registration Statement, General Disclosure Package and the Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.
     (f) The Company’s authorized equity capitalization is as set forth in each of the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package); the capital stock of the Company conforms in all material respects to the description thereof contained in each of the Registration Statement, General Disclosure Package and the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized by the Company and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized by the Company, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold by the Selling Stockholders are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Global Market; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities, other than any such rights that have been satisfied or waived; and, except as set forth in each of the Registration Statement, General Disclosure Package and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
     (g) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified.
     (h) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 5(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.
     (i) There is no franchise, contract or other document of a character required to be described in the Registration Statement, the General Disclosure Package or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;
     (j) This Agreement has been duly authorized, executed and delivered by the Company.
     (k) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package

and the Prospectus, will not at the Closing Date be an “investment company” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (l) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except (i) such as have been obtained under the Act, (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus and (iii) such as relate to the review of the transaction contemplated by this Agreement by the National Association of Securities Dealers, Inc.
     (m) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of (ii) or (iii) above, where such conflict, breach, violation or imposition would not be reasonably likely, individually or in the aggregate, to have a material adverse effect.
     (n) Except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement which have not been waived or satisfied in full by virtue of including such securities as Securities herein.
     (o) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries and of Jobflash, Inc. included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company or of JobFlash, Inc., as the case may be, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The summary consolidated financial data set forth under the caption “Summary Consolidated Financial Information” in the Registration Statement, the General Disclosure Package and the Prospectus fairly present, on the basis stated in the Prospectus, the General Disclosure Package and the Registration Statement, respectively, the information included therein. The pro forma financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus include in all material respects assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. The pro forma financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.
     (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, the General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (q) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where failure to own or lease any such properties would not reasonably be expected to have a material adverse effect.
     (r) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of (ii) or (iii) above, where such violation or default would not reasonably be expected to have a material adverse effect.
     (s) To the Company’s knowledge, after due inquiry, Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder, and (ii) Brown Adams LLP, who have certified certain financial statements of JobFlash, Inc. and delivered their report with respect to the audited consolidated financial statements and schedules of JobFlash, Inc. included in the Registration Statement, the General Disclosure Package and the Prospectus, are independent public accountants with respect to JobFlash, Inc. within the meaning of the Act and the applicable rules and regulations thereunder.

     (t) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement or the sale by the Selling Stockholders of the Securities.
     (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (v) No material labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s knowledge, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would reasonably be expected to have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (w) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as a reasonable person would find prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, except as would not reasonably be likely, individually or in the aggregate, to have a material adverse effect; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (x) No “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X) of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (y) The Company and each of its significant subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (z) The Company and its subsidiaries, taken as a whole, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, except as disclosed under Item 4 of the Company’s report on Form 10-Q for the quarter ended March 31, 2007.
     (aa) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (bb) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document). Except as set forth in each of the Registration Statement, General Disclosure Package and the Prospectus, neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
     (cc) The are no costs or liabilities arising from Environmental Laws (including, without limitation, any capital in operating expenditures required for clean-up, regulatory closure of properties or compliance with Environmental Laws, or compliance with terms of any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect, except as set forth in or contemplated in each of the Registration Statement, General Disclosure Package and the Prospectus (exclusive of any supplement to any such document).
     (dd) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.
     (ee) There is and has been no material failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any, and on the Effective Date the Company will be in compliance with each, applicable provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”).
     (ff) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
“FCPA” means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
     (gg) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the

Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (hh) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (ii) Taleo (Canada) Inc. is the only significant subsidiary of the Company as defined by Rule 1-02 of Regulation S-X under the Act.
     (jj) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in Registration Statement, General Disclosure Package and the Prospectus to be conducted, except where failure to own, possess, license or obtain rights to use the Intellectual Property would not be reasonably likely, individually or in the aggregate, to have a material adverse effect. Except as set forth in the Company’s Form 10-K for the year ended December 31, 2006 under the captions “Business—Intellectual Property” and “Business—Legal Proceedings” and in each of the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Risk Factors—Our results of operations may be adversely affected if we are subject to a protracted infringement claim or a claim that results in a significant damage award,” (i) to the Company’s best knowledge, there are no rights of third parties to any such Intellectual Property; (ii) to the Company’s best knowledge, there is no material infringement by third parties of any such Intellectual Property; (iii) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, except to the extent that, if the subject of an unfavorable decision, finding or ruling, individually or in the aggregate, it would not be reasonably likely to have a material adverse effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual

Property, except to the extent that if the subject of an unfavorable decision, finding or ruling, individually or in the aggregate, it would not be reasonably likely to have a material adverse effect, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, material threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any claim others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (vi) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in any of the Registration Statement, General Disclosure Package or the Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (vii) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.
     (kk) Except as disclosed in each of the Registration Statement, General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.
     (ii) Each Selling Stockholder severally represents and warrants with respect of itself only, to, and agrees with, each Underwriter that:
     (a) Such Selling Stockholder is the record and beneficial owner of the Class A Preferred Exchangeable Shares and/or Class B Preferred Exchangeable Shares of 9090-5415 Quebec Inc., a company incorporated under the laws of the province of Quebec (Canada) (the “Exchangeable Securities”) that it has designated for exchange into Securities to be sold by it hereunder, and of any additional Securities to be sold by it hereunder, in each case free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such

Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.
     (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities (except that no representation is made as to the activities of the Underwriters).
     (c) For the Selling Stockholders identified with an asterisk on Schedule II hereto, certificates in negotiable form for such Selling Stockholder’s Exchangeable Securities and/or Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the “Custody Agreement”) with Computershare Trust Company, N.A., as Custodian (the “Custodian”); the Exchangeable Securities and/or Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.
     (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may be required under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

     (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation by such Selling Stockholder of its obligations in any other of the transactions herein contemplated or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under (i) any law applicable to such Selling Stockholder (except that, with respect to the sale of the Securities being sold by such Selling Stockholder, no representation or warranty is made by such Selling Stockholder as to any violation of any U.S. federal or state securities laws that would also be a violation by the Company or the Underwriters; provided that, for the avoidance of doubt, it is understood by the parties hereto that the exception contained in this parenthetical shall not vitiate any other representation or warranty of such Selling Stockholder contained in this Agreement) or (ii) the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or (iv) any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, except, in the case of (i), (iii) or (iv) above, where such conflict, breach, violation or default would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on such Selling Stockholder or the consummation of the transactions contemplated hereby.
     (f) In respect of any statements in or omissions from the Registration Statement, the General Disclosure Package or the Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by, and relating to, such Selling Stockholder (the “Selling Stockholder Information”) specifically for use in connection with the preparation thereof, such Selling Stockholder hereby represents and warrants to each Underwriter that on the Effective Date, the Selling Stockholder Information in the Registration Statement did or will, and at the Applicable Time, the General Disclosure Package did, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and Option Closing Date, as applicable, the Selling Stockholder Information in the Registration Statement and the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Rules and Regulations; on the Effective Date and at the Applicable Time, the Selling Stockholder Information in the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Applicable Time, the Selling Stockholder Information in the General Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Selling Stockholder Information in the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and the Option Closing Date, as applicable, the Selling Stockholder Information in the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     2. Purchase and Sale.
     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price of $• per share, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I hereto.
     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each Selling Stockholder named in Schedule II hereto hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities listed opposite such Selling Stockholder’s name under the heading “Maximum Number of Option Securities to be Sold” at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to such Selling Stockholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the Option Closing Date. The maximum number of Option Securities to be sold by the Selling Stockholders is 549,400. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Securities to be sold by each Selling Stockholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by each Selling Stockholder and the number of Option Securities to be sold. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten

Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.
     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on June ●, 2007, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Selling Stockholders or as provided in Section 8(a) hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by each of the Selling Stockholders to or upon the order of the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
     Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.
     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholders named in Schedule II hereto will deliver the Option Securities (at the expense of the Selling Stockholders) to the Representatives, at 60 Wall Street, 4th Floor, New York, New York 10015, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholders named in Schedule II by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders named in Schedule II hereto. If settlement for the Option Securities occurs after the Closing Date, such Selling Stockholders will deliver to the Representatives on the Option Closing Date, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.
     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5. Agreements.
     (a) The Company agrees with the several Underwriters that:
     (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time this Agreement is executed, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the time this Agreement is executed, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
     (ii) The Company will (i) not make any offer relating to the Securities that would constitute an Issuer Free Writing

Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus(es) included in Schedule III hereto, (ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and (iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder.
     (iii) To the extent necessary, the Company will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance satisfactory to the Representatives, and shall file such Final Term Sheet as an Issuer Free Writing Prospectus pursuant to Rule 433 under the Act prior to the close of business two business days after the date hereof; provided that the Company shall provide the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall reasonably object.
     (iv) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

     (v) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
     (vi) The Company will make available to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.
     (vii) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.
     (viii) (A) The Company will not, without the prior written consent of Deutsche Bank Securities Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of 75 days after the date of the Underwriting Agreement (the “Restricted Period”), provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, employee stock purchase plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Applicable Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants or options outstanding at the Applicable Time.
If (1) during the last 17 days of the Restricted Period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Restricted Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Restricted Period, unless otherwise waived by the Deutsche Bank Securities Inc. in its sole discretion, then the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     (B) With respect to any Company stockholder, option holder or warrant holder for whom a Lock-up Agreement (as defined in Section 6(n) hereof) was not delivered pursuant to Section 6(n) hereof and with whom the Company has a substantially similar agreement (as contemplated by Section 6(n) hereof), the Company will not, without the prior written consent of Deutsche Bank Securities Inc., release, amend or waive any term of such agreement during the Restricted Period.
     (ix) The Company will apply the net proceeds from the sale of the Securities as described in the Prospectus under the heading “Use of Proceeds” and in a manner that would not cause the Company to be required to register as an “investment Company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.
     (x) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
     (xi) The Company agrees (it being understood that this Section 5(a)(ix) shall not affect any separate agreement among the Company and the Selling Stockholders as to the payment of such costs and expenses) to pay the costs and expenses relating to the following matters: (1) the preparation, printing or reproduction and filing with the Commission of the Registration Statement

(including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (2) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (3) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (4) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (5) the registration of the Securities under the Exchange Act and the listing of the Securities on the Nasdaq Global Market; (6) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification; (7) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings, such fees and expenses of counsel, along with fees and expenses incurred pursuant to the clause (6) above, not to exceed $55,000); (8) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (9) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders; and (10) all other costs and expenses incident to the performance by the Company and the Selling Stockholders of their obligations hereunder.
     (b) Each Selling Stockholder agrees, severally and not jointly, with the several Underwriters that:
     (i) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (ii) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of any change in Selling Stockholder Information in the Registration Statement or the Prospectus relating to such Selling Stockholder.
     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Applicable Time, the Closing Date and the Option Closing Date, if applicable, pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:
     (a) If the Registration Statement has not become effective prior to the Applicable Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
     (b) The Company shall have requested and caused Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect set forth in Exhibit B.
     (c) The Company shall have requested and caused Desjardins Ducharme Stein Monast, Canadian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect set forth in Exhibit C.
     (d) The Selling Stockholders shall have requested and caused Ropes & Gray LLP, counsel for the Selling Stockholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect set forth in Exhibit D.
     (e) The Selling Stockholders shall have requested and caused Desjardins Ducharme Stein Monast, Canadian counsel for the Selling Stockholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect set forth in Exhibit E.
     (f) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the General Disclosure Package and the Prospectus (together with any supplement to any such document) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
     (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:
     (i) the representations and warranties of the Company in this Agreement were true and correct as of the Applicable Time and are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and
     (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the financial condition, prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).
     (h) (1) Each Selling Stockholder identified with an asterisk on Schedule II hereto shall have duly authorized, executed and delivered the Custody Agreement, (2) each of Bain Capital Funds, Seneca Investments LLC and Charles Sirois shall have duly authorized, executed and delivered this Agreement and (3) each Selling Stockholder that is an executive officer or director of the Company or affiliated with any such executive officer or director shall have furnished to the Representatives a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the General Disclosure Package and the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.
     (i) The Company shall have requested and caused Deloitte & Touche LLP to have furnished to the Representatives letters, at the date of this Agreement and at the Closing Date, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representatives as set forth in Exhibit F.
     The Company shall have requested and caused Brown Adams LLP to have furnished to the Representatives, at the date of this Agreement and at the Closing Date, letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder stating in effect that in their opinion the audited financial statements and financial statement schedules of JobFlash, Inc. included in the Registration Statement, the General Disclosure Package and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission.
     (j) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been (A) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (B) any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.
     (k) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents in substantially the form previously provided to the Company.
     (l) Subsequent to the Applicable Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (m) The Securities shall have been approved for listing on the Nasdaq Global Market, and satisfactory evidence of such actions shall have been provided to the Representatives.
     (n) At the Applicable Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A (a “Lock-up Agreement”) hereto, or in such other form approved by Deutsche Bank Securities Inc., from each officer and director of the Company and each of the Selling Stockholders addressed to the Representatives.
     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.
     The documents required to be delivered by this Section 6 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Underwriters, at 1600 El Camino Real, Menlo Park, California 94025, on the Closing Date.
     7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Deutsche Bank Securities Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
     8. Indemnification and Contribution.
     (a) The Company agrees:
     (i) to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (1) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto or (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following: (i) the names of the Underwriters which appear in the table under the caption “Underwriting”; (ii) the information contained in the first sentence of the third paragraph under the caption “Underwriting” (for the avoidance of doubt, such paragraph begins with the words “We have been advised by the representatives of the underwriters that...”); and (iii) the paragraphs concerning short sales, naked short sales, stabilizing transactions and penalty bids under the caption “Underwriting”. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have; and
     (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Securities, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.
     (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise to the same extent as indemnity is provided by the Company pursuant to Section 8(a) above, but only to the extent any such losses, claims, damages or liabilities relate to Selling Stockholder Information furnished by such Selling Stockholder (any not any other Selling Stockholder) specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity obligation will be in addition to any liability which any Selling Stockholder may otherwise have.
     (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholders, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the following: (i) the names of the Underwriters which appear in the table under the caption “Underwriting”; (ii) the information contained in the first sentence of the third paragraph under the caption “Underwriting” (for the avoidance of doubt, such paragraph begins with the words “We have been advised by the representatives of the underwriters that...”); and (iii) the paragraphs concerning short sales, naked short sales, stabilizing transactions and penalty bids under the caption “Underwriting”. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.
     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.
     (e) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Securities, and with the proportion required to be contributed by the Company on the one hand and each Selling Stockholder on the other hand to reflect the relative fault of the Company on the one hand and such Selling Stockholder on the other hand. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations and with the proportion required to be contributed by the Company on the one hand and each Selling Stockholder on the other hand to reflect the relative fault of the Company on the one hand and such Selling Stockholder on the other hand. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters

and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Securities purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Stockholder from the Underwriters in the offering. The Underwriters’ obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders’ obligations in this Section 8(e) to contribute are several in proportion to their respective net proceeds received from the Underwriters in the offering and not joint.
     (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.
     (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Securities and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8. The liability of each Selling Stockholder under such Selling Stockholder’s representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the aggregate gross proceeds after deducting underwriting commissions and discounts, but before expenses, of the Securities sold by such Selling Stockholder to the Underwriters. The Company acknowledges that nothing herein limits or alters the Company’s obligations to the Selling Stockholders pursuant to the Second Amended and Restated Investor Rights Agreement dated October 21, 2003, including, without limitation, the obligations under Section 1.9 of such agreement.
     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 8(a), the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement may be terminated by you by notice to the Selling Stockholders (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Securities) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) suspension of trading in securities generally on the New York Stock Exchange or the Nasdaq Global Market or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company’s common stock by the Nasdaq Global Market, the Commission, or any other governmental authority or, (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.
     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed and confirmed to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York, 10005, with a copy to Deutsche Bank

Securities Inc., 60 Wall Street, 4th Floor, New York, New York, 10005, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to [   ] and confirmed to it at Taleo Corporation, 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, attention of the Legal Department; or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.
     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     17. No Fiduciary Duty. The Company and the Selling Stockholders hereby acknowledge that (a) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (b) their engagement of Underwriters in connection with the offering of the Securities is as independent contractors and not in any other capacity. Furthermore, each of the Company and the Selling Stockholders agrees that it is solely responsible for making its own judgments in connection with the offering of the Securities (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Selling Stockholders on related or other matters).

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder(s) and the several Underwriters.

Very truly yours,

TALEO CORPORATION

By:
Name:
Title:

BAIN CAPITAL FUNDS

By:
Name:
Title:

SENECA INVESTMENTS LLC

By:
Name:
Title:

CHARLES SIROIS

By:
Name:
Title:

The additional Selling Stockholders named in Schedule II hereto

By:
Name:
Attorney-in-fact

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Deutsche Bank Securities Inc.
CIBC World Markets Corp.
ThinkEquity Partners LLC

By:	Deutsche Bank Securities Inc.

By:
Name:
Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing Agreement.

SCHEDULE I

Number of Underwritten
Underwriters	Securities to be Purchased
Deutsche Bank Securities Inc.

CIBC World Markets Corp.

ThinkEquity Partners LLC

Total

SCHEDULE II1

	Number of	Maximum Number of
	Underwritten Securities	Option Securities
Selling Stockholders:	to be Sold:	to be Sold:

[1]	Unless otherwise indicated the address and fax of each Selling Stockholder is: Taleo Corporation, 4140 Dublin Boulevard, Suite 400, Dublin, California 94568, (925) 452-3000

SCHEDULE III
[To list any General Use Free Writing Prospectuses]

EXHIBIT A
Form of Lock-Up Agreement
                    , 2007
Deutsche Bank Securities Inc.
CIBC World Markets Corp.
ThinkEquity Partners LLC
As Representatives of the Several Underwriters
c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005
Ladies and Gentlemen:
     The undersigned understands that Deutsche Bank Securities Inc., CIBC World Markets Corp. and ThinkEquity Partners LLC, as representatives (the “Representatives”) of the several underwriters (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Taleo Corporation (the “Company”), providing for the public offering by the Underwriters, including the Representatives, of Class A common stock, par value $0.00001 (the “Common Stock”), of the Company (the “Public Offering”).
     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of Deutsche Bank Securities Inc., the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a “Disposition”) during the period specified in the following paragraph (the “Lock-Up Period”). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the undersigned. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-

based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.
     The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 75 days after the date of the final prospectus relating to the Public Offering (the “Initial Lock-Up Period”); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless Deutsche Bank Securities Inc. waives, in writing, such extension.
     Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement, (b) shares of Common Stock acquired in open market transactions by the undersigned after the completion of the Public Offering, (c) shares of Common Stock or other Company securities pursuant to sales in the public market by the undersigned undertaken pursuant to a written trading plan designed to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provided that such sales are made pursuant to a written trading plan that shall have been in effect prior to the date hereof and (d) any or all of the undersigned’s shares of Common Stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or shareholders of the undersigned or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, however, that in the case of a transfer pursuant to clause (d) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.
     The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.
     In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company

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held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.
     The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
     Notwithstanding anything herein to the contrary, if the closing of the Public Offering has not occurred prior to the earlier of (i) the date that is 15 business days after the Securities and Exchange Commission declares the registration statement for the Public Offering effective or (ii) June 30, 2007, this agreement shall be of no further force or effect.

Signature:

Print Name:

Number of shares owned	Certificate numbers:
subject to warrants, options
or convertible securities:

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EXHIBIT B
Form of Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, as Counsel to the
Company
(i) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own or lease, as the case may be, its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. The Company is duly qualified to do business as a foreign corporation and is in good standing in each of the jurisdictions listed on a schedule thereto;
(ii) the Company’s authorized equity capitalization is as set forth in each of the Registration Statement, the General Disclosure Package and the Prospectus under the “Actual” column under the heading “Capitalization”; the Firm Securities and the Option Securities delivered on the date hereof and all other outstanding shares of the common stock of the Company have been duly authorized and validly issued, are nonassessable and, to our knowledge, fully paid and conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Description of Capital Stock,” and the stockholders of the Company have no preemptive rights pursuant to the Company’s Certificate of Incorporation or Bylaws and, to our knowledge, the stockholders of the Company do not have contractual, written preemptive rights with respect to the Firm Securities and the Option Securities that have not otherwise been waived;
(iii) to our knowledge, (a) there are no legal or governmental proceedings required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus which are not described in all material respects in each such document, nor (b) are there any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement, any Preliminary Prospectus or the Prospectus which are not filed as required;
(iv) the statements in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Description of Capital Stock” and “Underwriting” (to the extent of the description of this Agreement), in each case insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects;
(v) the Registration Statement was declared effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to our knowledge, no stop order suspending the effectiveness of the

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Registration Statement or any part thereof has been issued, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;
(vi) Each document that, to such counsel’s knowledge, constitutes an Issuer Free Writing Prospectus has, to the extent required to be filed pursuant to Rule 433 under the Act, been filed within the time period required by Rule 433(d) under the Act.
(vii) this Agreement has been duly authorized, executed and delivered by the Company;
(viii) the Company is not an “investment company” as defined in the Investment Company Act;
(ix) no consent, approval, authorization or order of, or, filing with, any governmental agency or body or court on the part of the company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Firm Securities and the Option Securities by the Company, except such as have been obtained and made under the Act and the Exchange Act and except any consents, approvals, authorization or order of, or filing with, any state or foreign securities regulatory authority for which such counsel need not offer any opinion;
(x) the execution, delivery and performance of this Agreement and the issuance and sale of the Firm Securities and the Option Securities do not and will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (a) any federal or state law, rule or regulation as currently in effect and customarily applicable in transactions of this nature with respect to the Company; (b) any order known to us of any governmental agency or body or any court having jurisdiction over the Company; (c) any agreement or instrument filed as an exhibit to the Registration Statement to which the Company is a party or by which the Company is bound; or (d) the Certificate of Incorporation or Bylaws of the Company;
(xi) except as disclosed in each of the Registration Statement, the General Disclosure Package and the Prospectus or otherwise expressly waived in writing, to our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.
     In addition, we have participated in conferences with certain officers and other representatives of the Company, the Representatives, counsel for the Underwriters and the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and Prospectus and

5

related matters were reviewed and discussed. Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package or the Prospectus, except as referred to in paragraphs (ii), (iii), (iv) and (xi) above, no facts have come to our attention, through such review and discussion as described herein, that have caused us to believe that, (i) as of the Effective Date, the Registration Statement, or any amendment or supplement thereto (other than the financial statements, schedules and the financial and statistical data derived from such financial statements or schedules and other financial data contained therein, as to which we need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) at the Applicable Time, the General Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules and the financial and statistical data derived from such financial statements or schedules and other financial data contained therein, as to which we need express no opinion), or (iii) that the Prospectus, or any amendment or supplement thereto, as of its date and the Closing Date and, if later, the Closing Date for the Option Securities, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements and schedules and the financial and statistical data derived from such financial statements or schedules and other financial data contained therein, as to which we need express no opinion). In addition, we confirm that each of the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements and related schedules and the financial and statistical data derived from such financial statements or schedules, as to which we expresses no belief) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California and the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

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EXHIBIT C
Form of Opinion of Desjardins Ducharme Stein Monast, as Canadian Counsel to the Company
(i) Taleo (Canada) Inc. has been duly incorporated and is an existing company in good standing under the laws of the Province of Quebec, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; Taleo (Canada) Inc. is registered under An Act Respecting the Legal Publicity of Sole Proprietorships, Partnerships and Legal Persons (Quebec) and is not in default in filing an annual declaration; and
(ii) All the outstanding shares of capital stock of Taleo (Canada) Inc. have been duly and validly authorized and issued and are, to such counsel’s knowledge, fully paid and nonassessable, all outstanding shares of capital stock of Taleo (Canada) Inc. are registered in the name of 9090-5415 Quebec Inc. free and clear of any movable hypothec registered with the Register, and all outstanding shares of capital stock of 9090-5415 Quebec Inc., except as mentioned in Appendix II to such counsel’s opinion, are registered in the name of the Company free and clear of any movable hypothec registered with the Register, except as mentioned in Appendix III to such counsel’s opinion.

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EXHIBIT D
Form of Opinion of Ropes & Gray LLP as U.S. Counsel to the Selling Stockholders
1. The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Institutional Selling Stockholders.
2. A Short-Form Custody Agreement has been duly authorized, executed and delivered by each of the Institutional Selling Stockholders and (subject to the qualifications in the language below) the Short-Form Custody Agreement executed by each Institutional Selling Stockholder constitutes the valid and binding agreement of such Institutional Selling Stockholder.
3. Assuming the due execution, authorization and delivery of the Short-Form Custody Agreement by each of the Selling Stockholders listed on Schedule III hereto (other than the Institutional Selling Stockholders) and (subject to the qualifications in the language below) the Short-Form Custody Agreement executed by each such Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder.
4. Assuming the due execution, authorization and delivery by each of the Selling Stockholders listed on Schedule IV hereto and (subject to the qualifications in the language below) each of the Custody Agreement and the Power of Attorney executed by each such Selling Stockholder constitutes the valid and binding agreement of such Selling Stockholder.
5. The sale of the Shares and the execution and delivery by each of the Institutional Selling Stockholders of, and the performance by each of the Institutional Selling Stockholders of its obligations under, the Underwriting Agreement will not result in any violation of the provisions of the partnership agreement or similar organizational document of any Institutional Selling Stockholder or any New York or federal law or statute applicable to the Institutional Selling Stockholders or, to our knowledge, any order, judgment or decree of any New York or federal court or governmental agency or body specifically naming such Institutional Selling Stockholder or any of its properties, except, in each case, that we express no opinion as to any state securities or Blue Sky laws or any federal securities laws.
6. Assuming that each Underwriter acquires its interest in the Shares without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code), each Underwriter that has purchased such Shares delivered on the Closing Date or the Additional Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided in the Underwriting Agreement, and that has had such Shares credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or such other securities intermediary will have

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acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the Uniform Commercial Code) to such Shares purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-102 of the Uniform Commercial Code) may be successfully asserted against such Underwriter under the Uniform Commercial Code as in effect in the State of New York with respect to such Shares.

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EXHIBIT E
Form of Opinion of [                    ] as Canadian Counsel to the Selling Stockholders
With respect to the Canadian Selling Stockholders, such counsel is of the opinion that:
(i) This Agreement and the Custody Agreement and Power of Attorney have been duly authorized by and executed and delivered by or on behalf of the Canadian Selling Stockholders and the Custody Agreement and Power of Attorney are valid and binding on the Canadian Selling Stockholders;
(iii) To such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required to be obtained or made by the Canadian Selling Stockholders for the consummation by any Canadian Selling Stockholder of the transactions contemplated in this Agreement, the Custody Agreement and Power of Attorney, except such as may be required to be obtained under the laws, statutes, rules or regulations of a jurisdiction other than Canada and the Province of Quebec and such as may be required under the securities laws, regulations and rules of the Province of Quebec in connection with the purchase and distribution of the shares of Taleo Corporation by the Underwriters in the Province of Quebec or in other jurisdictions of Canada.

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EXHIBIT F
Form of Comfort Letter of Deloitte & Touche LLP

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